UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2013

ULTA SALON, COSMETICS & FRAGRANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33764	36-3685240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120

Bolingbrook, Illinois 60440

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (630) 410-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 14, 2013, Ulta Salon, Cosmetics & Fragrance, Inc. (the “Company”) issued a press release announcing total sales and comparable store sales results for the fourth quarter of the 2012 fiscal year and reaffirming fourth quarter fiscal 2012 earnings per share guidance. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 2.02 of this Form 8-K, including the information related to total sales and comparable store sales results and earnings per share guidance for the fourth quarter of fiscal 2012 included in Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 13, 2013, Carl S. Rubin notified the Company of his intention to resign as President and Chief Executive Officer of the Company and as a member of the Company’s Board of Directors (the “Board”), effective as of the close of business on February 21, 2013. Mr. Rubin is not resigning because of a disagreement with the Board on any matter relating to the Company’s operations, policies or practices.

(c) On February 14, 2013, the Company announced that Dennis K. Eck, the current Non-Executive Chairman of the Board, will be appointed Interim Chief Executive Officer of the Company, effective as of the close of business on February 21, 2013.

A copy of the press release is filed as Exhibit 99.1 and, other than the information related to total sales and comparable store sales results and earnings per share guidance for the fourth quarter of fiscal 2012, is incorporated herein by reference. Mr. Eck, age 69, has served as the Non-Executive Chairman of the Board since October 2003. From 1994 to 2001, Mr. Eck served in various executive roles with Coles Myer LTD Australia (“Coles Myer”), one of Australia’s largest retailers, including as Chief Operating Officer, Chief Executive Officer and a member of the board of directors. Prior to 1994, Mr. Eck served in various executive roles with Vons Companies, Inc. and American Stores, Inc. Neither Coles Myer, Vons Companies, Inc. or American Stores, Inc. is a parent, subsidiary or other affiliate of the Company. In addition to serving on the Board, Mr. Eck currently serves as a member of the Board of Directors of Securus Inc. Mr. Eck does not have any family relationships with any of the Company’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Ulta Salon, Cosmetics & Fragrance, Inc. on February 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA SALON, COSMETICS & FRAGRANCE, INC.

Date: February 14, 2013	By:	/s/ Robert S. Guttman
Robert S. Guttman
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Ulta Salon, Cosmetics & Fragrance, Inc. on February 14, 2013